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                      U.S. SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C.  20549


                                      FORM 8-K


                                   CURRENT REPORT


       PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                            Date of Report: May 19, 1999


                            VALLEY NATIONAL CORPORATION
                            ---------------------------
                   (Name of small business issuer in its charter)


                          IRS EMPLOYER ID. NO. 33-0825336


                 1234 EAST MAIN STREET, EL CAJON, CALIFORNIA 92021
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                      (Address of principal executive offices)


           ISSUER'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 593-3330


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ITEM 5. OTHER EVENTS

On May 10, 1999 a press release was issued stating that Valley National Corporation and its subsidiary, Valle de Oro Bank, N.A., entered into a definitive agreement to merge with Community First Bankshares, a $5.9 billion bank holding company in Fargo, North Dakota. A copy of the press release is filed as Exhibit 99.1 hereto, which is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit is filed herewith:

EXHIBIT NUMBER      DESCRIPTION

     99.1           Press release of registrant dated May 10, 1999.

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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Valley National Corporation
---------------------------
     Registrant


Date: May 19, 1999
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/s/ Paul M. Cable
-----------------------------------
Paul M. Cable,
Senior Vice President and Chief Financial Officer

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